UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2007
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Ernst & Young LLP
Revisions to 2006 Annual Report on 10-K

Item 8.01 Other Events.
     This Current Report on Form 8-K revises portions of the Annual Report on Form 10-K for the year ended December 31, 2006 of Calumet Specialty Products Partners, L.P. (the “Company”) (the “2006 Form 10-K”) to reflect the retrospective application of Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) AUG AIR-1, Accounting for Planned Major Maintenance Activities, which the Company adopted on January 1, 2007. The FSP prohibits the use of the accrue-in-advance method of accounting for planned major maintenance activities, or turnarounds, and requires the use of the direct expensing method, built-in overhaul method, or deferral method.
     Upon adoption, the Company elected the deferral method and was required to retrospectively apply the FSP’s provisions for all financial statements presented. Under this method, actual costs are capitalized and amortized to cost of sales until the next overhaul date. Prior to the adoption of the FSP, the Company accrued for such overhaul costs in advance of the turnaround and recorded the expense to cost of sales. The result of the adoption of the FSP was a cumulative effect on partners’ capital as of December 31, 2006. The cumulative effect was a net increase of $6.6 million as a result of the capitalization of turnaround costs of $1.5 million and the reversal of turnaround liabilities of $5.1 million. Further, the adoption of the FSP resulted in a net decrease (increase) in turnaround costs, a component of cost of sales, of $1.7 million, $1.6 million and $(0.7) million for the years ended December 31, 2006, 2005 and 2004, respectively.
     The exhibits included under 9.01 of this Current Report on 8-K revise the following sections of the 2006 Form 10-K:
•	Part II, Item 6, Selected Financial and Operating Data

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8, Financial Statements
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
See Exhibit Index included herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

	By:	/s/ R. Patrick Murray, II

Name: R. Patrick Murray, II
Title: Vice President, Chief Financial Officer and Secretary
November 6, 2007

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Revisions to Calumet Specialty Products Partners, L.P. 2006 Annual Report on 10-K:
Part II, Item 6, Selected Financial and Operating Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements